UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2009

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

The exhibits listed in the accompanying Exhibit Index relate to the Registration Statement on Form S-3ASR (the “Registration Statement”) (Registration Statement No. 333-159008), filed by Fortune Brands, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 6, 2009, as supplemented by the final prospectus supplement dated November 18, 2009, filed with the SEC on November 19, 2009, and is filed herewith for incorporation by reference in the Registration Statement in connection with the offering and sale of $400,000,000 aggregate principal amount of the Company’s 3.000% Notes due 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

Date: November 20, 2009	By	/S/ LAUREN S. TASHMA
	Name:	Lauren S. Tashma
	Title:	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).